Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Voice Powered Technology International, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rob Larcara, President and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss 1350 as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                     /s/ Rob Larcara
                     ------------------------------------------
                     Rob Larcara
                     President and Chief Financial Officer
                     Voice Powered Technology International, Inc.

                     August 10, 2004





















                                     32.2-1